As filed with the Securities and Exchange Commission on July __, 1996.

                                   Registration Number 33-

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM S-8
                          REGISTRATION STATEMENT
                                   under
                        THE SECURITIES ACT OF 1933


                                   N.U
                        PIZZA HOLDING CORPORATION


     Nevada                               95-365327
  State of Incorporation                IRS EMPLOYEE IDENTIFICATION NUMBER

                         STOCK COMPENSATION PLAN
                          (Full title of Plan)

                               Ronald J.
                                  Gelet

                                  3443
Tripp
                        Court, Suite B
                          San Diego, CA 93121
                             (619) 259-6324
        (Name, Address and Telephone Number of Agent for Service)

            APPROXIMATE DATE OF PROPOSED COMMENCEMENT OF SALES
                           PURSUANT TO THE PLAN:

   From Time to Time after this Registration Statement becomes Effective

                      Calculation of Registration Fee

                                   Proposed   Maximum  Amount of
Title of Each Class  Amount to be  Maximum    Aggregate         Registration
of Securities to be  Registered    Offering   Offering Price    Fee(1)
Registered                       Price Per
                          Share


Common Stock        3,500,000     $0.21      $ 735,000       $254
No Par Value        shares


(1) Estimated solely for the purpose of calculating the registration fee on the based upon the average bid and asked price of the Common Stock on the OTC Electronic
 Bulletin Board on July 11,
1996.

 THIS DOCUMENT CON    STITUTES PART OF A PROSPECTUS
 COVERING SECURITI    ES THAT HAVE BEEN REGISTERED
 UNDER THE SECURIT           IES ACT OF 1933



3,500,000 Shares


                           N.U.
                          PIZZA HOLDING COR              PORATION

                           Common Stock


     This Prospectus relates to 3,500,000 shares of common stock, $.001 par value
(the "Common Stock"), of
N.U.
 Pizza Holding Corporation, a Nevada corporation (the
"Company"), issuable pursuant to Consulting Agreements described herein.

        The delivery of this Prospectus at any time does not imply that the information contained herein is correct as of any time subsequent to the date hereof.
 No person
has been authorized to give any information or to make any representation other than
as contained herein in connection with the offer contained in this
 Prospectus, and, if
given or made, such information or representation must not be relied upon.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





     The date of this Prospectus is July 16, 1996.












                        DESCRIPTION OF AGREEMENT

        In July 1996, The Company entered into a Consulting Agreement (the "Agreement"), with Neal Rand pursuant to which the Company has agreed to issue 3,500,000 shares (the "Shares") of the Company's Common Stock in payment for consulting services to the Company concerning management, marketing, strategic planning, corporate organization and structure, financial matters, expansion of services, acquisitions and business opportunities in connection with the
 Company's
food product business.

                       REGISTRATION OF THE SHARES

        Pursuant to each of the Agreements, the Company has agreed to register the
Shares on a Registration Statement on Form S-8 under the Securities Act of
 1933, as
amended, in connection with their original issuance to the consultants. This Prospectus relates to a Registration Statement on Form S-8 which was filed with the
Securities and Exchange Commission on the date hereof and which became effective as of such filing.

                          RESALE OF THE SHARES

     The Agreements do not impose any restrictions on the resale of the Shares. However, if a recipient of Shares is or becomes an "affiliate" of the
 Company, as such
term is defined in Rule 144 promulgated under the Securities Act, at any such time,
such person will be subject to the limitations on the amount of securities which may
be sold imposed under Rule 144(e)(1).  Rule 144(e)(1) generally provides that the
number of shares of Common Stock which may be sold in any three month period may not exceed the greater of ( i
) 1% of the outstanding Common Stock as shown by the most recent published report of the Company or (ii) the average weekly reported volume of trading in the Common Stock, as reported through NASDAQ, for the four weeks preceding the filing of a notice of proposed sale of the Common Stock, if required under Rule 144(b) under the Securities Act, or preceding the date of receipt
of the order to execute the transaction by the broker or the date of execution directly
with a market maker.

     Additional information regarding the Agreements not set forth in this Prospectus may be obtained  obtained from the Company at 15415
Cabrito
 Avenue, Suite A, Van
Nuys, CA 91406.






                 CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     At the time of issuance of the Shares, each of the consultants recognized ordinary income for federal income tax purposes in an amount equal to the then fair
market value of the Shares received by such consultant. Each consultant will recognize gain or loss on the subsequent sale of the Shares in an amount equal to the
difference between the amount realized and the tax basis of such Shares, which will
equal the amount included in the consultant's income by reason of the issuance of the
Shares.  Provided such Shares are held as a capital asset, such gain or loss will be
long-term or short-term capital gain or loss depending upon whether the
 Shares have
been held for more than one year.

        The Agreement is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, and is not qualified under Section
 401(a) of
the Code.

     This discussion is only a summary of certain significant federal income tax consequences and each consultant should consult an independent tax adviser as to all of the federal and state income tax consequences relating to the receipt or sale of
the Shares.

                           CERTAIN INFORMATION

        The documents incorporated by reference in Item 3 of Part II of the Form S-8, and any other documents required to be delivered pursuant to Rule 428(b), promulgated under the Securities Act, are available from the Company, without charge, upon written or oral request. Requests for documents should be directed to
the President of the Company. The documents incorporated by reference in Item 3 of Part II of the Form S-8 are also incorporated in this Prospectus by reference thereto.


                                 PART II

            INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INFORMATION INCORPORATED BY REFERENCE.

     The Registrant is subject to the informational and reporting requirements of
Sections 13(a), 13(C), 14 and 15(d) of the Securities and Exchange Act of
 1934, as
amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission.
 The
following documents, which are on file with the Securities and Exchange
 Commission,
are incorporated in this Registration Statement by reference:

          (a) the Registrant's: (I) latest annual report filed pursuant to Section
13(a) or 15(d) of the Exchange Act; (ii) the latest prospectus filed pursuant to Rule
4524(b) under the Securities and Exchange Act of 1933, as amended (the "Act"), which contains, either directly or by incorporation by reference, audited financial
statements for the Registrant's latest fiscal year for which such statements have been
filed,; or (iii) the Registrant's effective registration statement on
 Form S-18, if any,
filed under the Exchange Act containing audited financial statements for the Registrant's latest fiscal year.

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual reports or the
prospectus referred to in (a) above.

          (c) The Registrant's definitive proxy statement or the information statement, if any, filed pursuant to Section 14 of the Exchange Act in connection with
the latest annual meeting of its stockholders, and any definitive proxy or information
statements so filed in connection with any subsequent special meeting of its stockholders.

          (d) The description of the Common Stock which are contained in registration statements filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

          (e) Information as to stock options, including the amount outstanding, exercises, prices and expiration dates, included in the Registrant's definitive proxy
statement, described in (c) above and which will be included in the future either in the
Registrant's proxy statements, annual reports or appendices to the prospectus.

     All documents filed by the Registrant pursuant to Section 13(a), 14 and 15(d)
of the Exchange Act prior to the filing of a post-effective amendment which indicates
that all shares offered hereby have been sold or which deregisters all shares then
remaining unsold, shall be deemed to be incorporated in this Registration
 Statement
by reference and to be a part hereof from the date of filing of such documents.

Item 4.   Description of Securities

          The authorized capital common stock of the Company consists of 50,000,000 shares of Common Stock, $.001 par value. Holders of the Common Stock do not have preemptive rights to purchase additional shares of Common Stock or other subscription fights. The Common Stock carries no conversion rights and is not
subject to redemption or to any sinking fund provisions. All shares of Common
 Stock
are entitled to share equally in dividends from sources legally available therefor when,
as and if declared by the Board of Directors and, upon liquidation or dissolution of the
Company, whether voluntary or involuntary, to share equally in the assets of the Company available for distribution to stockholders. All outstanding shares of
 Common
Stock are validly authorized and issued, fully paid and nonassessable, and all shares
to be sold and issued as contemplated hereby, will be validly authorized and issued,
fully paid and nonassessable. The Board of Directors is authorized to issue additional
shares of Common Stock, not to exceed the amount authorized by the Company's Certificate of Incorporation, on such terms and conditions and for such consideration
as the Board may deem appropriate without further stockholder action. The above description concerning the Common Stock of the Company does not purport to be complete. Reference is made to the Company's Certificate of Incorporation and
 Bylaws
which are available for inspection upon proper notice at the Company's offices, as
well as to the applicable statutes of the State of Florida for a more complete description concerning the rights and liabilities of stockholders.
 Each holder of
Common Stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of Common Stock do not have cumulative voting rights, the holders of more than 50 percent of the shares voting for
the election of directors can elect all the directors if they choose to do so and, in such
event, the holders of the remaining shares will not be able to elect any person to the
Board of Directors.


Item 5.   Interests of Named Experts and Counsel

          No such interests.


Item 6.   Indemnification of Directors and Officers

     As permitted by the Florida Corporation Law, under the Company's
 Certificate
of Incorporation and By-Laws, the Company shall to the fullest extent permitted by
Nevada Law, as the same shall be added and supplemented, indemnify any and all persons whom it shall have power to indemnify under said Section from and against
any and all of the expenses, liabilities or other matters referred to in or covered by said
Section, and the indemnification provided for therein shall not be deemed exclusive
of any other right to which any person may be entitled under any By-Law, resolution
of shareholders, resolution of directors, agreement or otherwise, as permitted by said
Article, as to action in any capacity in which he served at the request of the Company.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the
 Company pursuant
to the foregoing provisions, the Company has been informed that, in the opinion of the
Securities and Exchange Commission, such indemnification is against public policy as
expressed n the Act and is therefore unenforceable. In the event that a claim for
indemnification against such liabilities (other than the payment by the
 Company of
expenses incurred or paid by a director, officer or controlling person of the
 Company
in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, in connection with securities being registered,
the Company will, unless in the opinion of its counsel the matter has been settled by
controlling precedent, submit to a court of appropriate jurisdiction the question as to
whether such indemnification by it is against public policy as expressed in the Act and
will be governed by the final adjudication of such issue.

Item 7.   Exemption from Registration Claimed

          Not Applicable


Item 8.   Exhibits

     The Exhibit Index immediately preceding the exhibits is attached hereto and incorporated herein by reference.



Item 9.   Undertakings

     1.  The Registrant hereby undertakes:

          (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (I) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (I) and (ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in
a post-effective amendment by those paragraphs is contained in periodic reports filed
by the registrant pursuant to Section 13 or Section 15(d) of the
 Securities Exchange
Act of 1934 that are incorporated by reference in the registration statement.


(b) That, for the purpose of determining any liability under the Securities Act of
1933, each such post-effective amendment shall be deemed to be a new registration
statement relating to the securities offered therein, and the offering of such securities
at that time shall be deemed to be the initial bona fide offering thereof.


(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


     2. The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the
 Registrant's annual report
pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section
15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities
offered therein, and the offering of such securities at that time shall be deemed to be
in the initial bona fide offering thereof.

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements
for filing on Form S-8 and has duly caused this Registration Statement to be signed
on its behalf by the undersigned,
thereunto
 duly authorized, in the city of San Diego, California this ____ day of July, 1996.

                         N.  U.  PIZZA HOLDING CORPORATION


                    BY:   Ronald J.
Gelet

                                           Ronald J.
 Gele
t, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed by the following persons in the capacities and on the dates
indicated.


SIGNATURE                     TITLE               DATE

  Ronald J.
 Gele
t                        Director            7/__/96
Ronald
 J.Gele
t                        Chief Financial Officer

                               EXHIBIT INDEX


3.1 Certificate of Incorporation of the Company (incorporated herein by reference to Form 10-K under the Securities
          Exchange Act of 1934 filed with the Commission in November 1994., file number 0-19522).


3.2       By-Laws of the Company (incorporated herein by reference
          to Form
           10
          K under the Securities Exchange Act of 1934 filed with the Commission in November 1994, file number
          0-19522.)

4.1       Form of Stock Compensation Plan

5.3       Opinion of Eric P. Littman, P.A.


24.1      Consent of Eric P. Littman, P.A. (contained in 5.3)


24.2      Consent of Block &
          Handelman
          , CPA.